UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2017

MFA FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13991	13-3974868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

350 Park Avenue, 20th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)  Form of PRSU Agreement

On January 11, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of MFA Financial, Inc. (the “Company”), in its capacity as administrator of the MFA Financial, Inc. Equity Compensation Plan (the “Equity Compensation Plan”), approved forms of award agreement (the “2017 PRSU Form”) to be used from time to time in connection with awards of performance-based phantom shares (also referred to as performance-based restricted stock units (“PRSUs”)) granted to William S. Gorin, the Company’s Chief Executive Officer, Craig L. Knutson, the Company’s President and Chief Operating Officer, and certain other key employees of the Company under the Equity Compensation Plan.

Except as discussed below, the 2017 PRSU Form is substantially similar to the forms of PRSU award agreements used by the Committee for prior grants of PRSU awards (the “2014 PRSU Form”) (which agreements were filed as Exhibits 10.4 and 10.8 to the Company’s Current Report on Form 8-K, dated January 24, 2014).  As in the 2014 PRSU Form, grants made under the 2017 PRSU Form contemplate a “target amount” of PRSUs being made to the grantee.  Per the terms of the 2017 PRSU Form, one-half of such target amount will vest based on the Company’s level of absolute total stockholder return (“TSR”) during the applicable performance period and one-half of such target amount will vest based on the Company’s level of TSR during the applicable performance period relative to the TSR during the same period of a peer group of companies designated by the Committee at the time of the grant .  (The PRSUs that vest based on the Company’s level of absolute TSR are hereinafter referred to as the “Absolute TSR PRSUs,” and the PRSUs that vest based on the Company’s level of relative TSR are hereinafter referred to as the “Relative TSR PRSUs.”)  Subject to certain exceptions, each grant of PRSUs will vest on the last day of the applicable performance period, subject to the level of performance achieved and the grantee’s continued employment with the Company.

With respect to the Absolute TSR PRSUs, the actual number of Absolute TSR PRSUs that will vest will be based on the level of the Company’s cumulative TSR (i.e., share price appreciation or depreciation, as the case may be, plus dividends divided by initial share price) relative to an 8% per annum simple TSR for the performance period (which under the Company’s current compensation program has generally been three years) beginning on January 1 of the year of grant (e.g., the performance period for the PRSUs granted in 2017 will be January 1, 2017 through December 31, 2019).  Specifically, the target amount of each grant of Absolute TSR PRSUs will be adjusted up or down at the end of the applicable performance period based on the Company’s cumulative TSR relative to an 8% per annum simple TSR objective from 0% of the target amount (reflecting 0% per annum (or less) TSR during the performance period) to 200% of the target amount (reflecting at least 16% per annum TSR during the performance period), with 100% of the target amount vesting if TSR of 8% per annum is achieved during the performance period.

With respect to the Relative TSR PRSUs, the actual number of Relative TSR PRSUs that will vest will be based on the Company’s cumulative TSR during the applicable performance period (beginning on January 1 of the year of grant) as compared to the cumulative TSR of designated peer group companies for such performance period.  To the extent that the Company’s TSR rank is less than or equal to the 25th percentile when compared to the TSR of the members of the peer group, 0% of the target number of Relative TSR PRSUs awarded to the grantee in respect of the applicable performance period will vest.  To the extent that the Company’s TSR rank is in the 50th percentile, 100% of the target number of Relative TSR PRSUs awarded to the grantee in respect of the applicable performance period will vest.  To the extent that the Company’s TSR rank is greater than or equal to the 80th percentile, 200% of the target number of Relative TSR PRSUs awarded to the grantee in respect of the applicable performance period will vest.  (To the extent that the Company’s TSR ranking falls in between the percentiles identified in the preceding sentences, the number of Relative TSR PRSUs that vest will be interpolated.)

Upon vesting, the grantee will receive one share of the Company’s common stock for each Absolute TSR PRSU and Relative TSR PRSU that vests.  Absolute TSR PRSUs and Relative TSR PRSUs that do not vest at the end of the performance period will be forfeited for no consideration.

Dividend equivalents will not be paid in respect of the PRSUs during the performance period.  Rather, dividend equivalents will accrue with respect to the PRSUs during the performance period and, to the extent that the underlying PRSUs vest, an amount equal to the amount of dividends that the grantee would have received had the grantee owned a number of shares of the Company’s common stock equal to the number of vested PRSUs will be paid in the form of additional shares of the Company’s common stock based on the closing price of such common stock on the vesting date.

*****

Copies of the forms of 2017 PRSU Form are attached hereto as Exhibits 10.1 and 10.2.  The above descriptions of the principal terms of the 2017 PRSU Form are summaries only and are qualified in their entirety by reference to the applicable exhibit, each of which is incorporated by reference into this Item 5.02.

A description of the material terms of the Equity Compensation Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2015 under the heading “4.  Approval of the MFA Financial, Inc. Equity Compensation Plan” and is incorporated herein by reference.  A copy of the Equity Compensation Plan was previously filed as Exhibit 10.1 to the Company’s Current Form 8-K, dated May 22, 2015, and is also incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

10.1    Form of Phantom Share Award Agreement (Performance-Based Vesting) (Gorin and Knutson) relating to the Company’s Equity Compensation Plan

10.2    Form of Phantom Share Award Agreement (Performance-Based Vesting) relating to the Company’s Equity Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Harold E. Schwartz
Name: Harold E. Schwartz
Title: Senior Vice President and
General Counsel

Date:  January 11, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Phantom Share Award Agreement (Performance-Based Vesting) (Gorin and Knutson) relating to the Company’s Equity Compensation Plan

10.2	Form of Phantom Share Award Agreement (Performance-Based Vesting) relating to the Company’s Equity Compensation Plan